EXHIBIT 99.906 CERT


                          Rule 30a-2(b) CERTIFICATIONS

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Ivy Multi-Strategy Hedge Fund LLC (the Registrant), do hereby certify, to such officer's knowledge, that:

         (1) The Ivy Multi-Strategy Hedge Fund LLC on Form N-CSR of the Registrant for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated:  June 1, 2004
      ----------------

        /s/ Steven Pisarkiewicz
      ---------------------------

Name:   Steven Pisarkiewicz

Title:  President

Dated:  June 1, 2004
      ----------------

        /s/ Sheila McKinney
      -----------------------

Name:   Sheila McKinney

Title:  Treasurer


This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.